UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 17, 2003

                         Cass Information Systems, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Missouri
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                 (State or Other Jurisdiction of Incorporation)

                  2-80070                                  43-1265338
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         (Commission File Number)              (IRS Employer Identification No.)

13001 Hollenberg Drive, Bridgeton, Missouri                   63044
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  (Address of Principal Executive Offices)                 (Zip Code)

                                 (314) 506-5500
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

                         CASS INFORMATION SYSTEMS, INC.

                                    FORM 8-K

Item 7. Financial Statements and Exhibits.

(c) Exhibits

    Exhibit No.     Description
    -----------     -----------

       99.1 Press Release dated July 17, 2003, issued by Cass Information Systems, Inc. (the Registrant)

Item 9. Information Furnished Under Item 12 - Results of Operations and Financial Condition

      The information in this report is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

      On July 17, 2003, the registrant issued a press release announcing its preliminary results of operations for the quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference. The information in this Form 8-K is being furnished under Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Cass Information Systems, Inc.


July 17, 2003                       By:           /s/ Lawrence A. Collett
                                        ----------------------------------------
                                                    Lawrence A. Collett
                                          Chairman and Chief Executive Officer


July 17, 2003                       By:           /s/ Eric H. Brunngraber
                                        ----------------------------------------
                                                    Eric H. Brunngraber
                                                 Vice President-Secretary
                                        (Chief Financial and Accounting Officer)


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

                                  EXHIBIT INDEX

      Exhibit
      Number            Description
      ------            -----------

        99.1            Press Release dated July 17, 2003.


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